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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
      Date of Report (Date of earliest event reported): December 19, 2002

                        Commission File Number: 333-82617

Michigan          Venture Holdings Company LLC                38-3470015

Michigan          Vemco, Inc.                                 38-2737797

Michigan          Venture Industries Corporation              38-2034680

Michigan          Venture Mold & Engineering Corporation      38-2556799

Michigan          Venture Leasing Company                     38-2777356

Michigan          Vemco Leasing, Inc.                         38-2777324

Michigan          Venture Holdings Corporation                38-2793543

Michigan          Venture Service Company                     38-3024165

Michigan          Experience Management, LLC                  38-3382308

Michigan          Venture Europe, Inc.                        38-3464213

Michigan          Venture EU Corporation                      38-3470019


(State or other       (Exact name of registrant as            (I.R.S. Employer
jurisdiction of       specified in its charter)               Identification
incorporation or                                              Number)
organization)

                  33662 James J. Pompo, Fraser, Michigan 48026
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (586) 294-1500

                                 Not Applicable
          (Former name or former address, if changed since last report)


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Item 9. Regulation FD Disclosure.

         A one-hour telephone conference call to discuss certain current issues that have been presented to Venture Holdings Company LLC and its subsidiaries ("Venture") will be held on:

         Date:                              Monday, December 23, 2002

         Time:                              10:30 a.m. Eastern

         Toll-free call-in number:          Domestic: 888-428-4479

                                            International: 612-332-0820

         Participants are asked to begin dialing in to the conference call ten minutes before its scheduled start time.

         The December 23 conference call will be held in lieu of any call on Friday, December 20, 2002. The call has been rescheduled to December 23 due to unavoidable scheduling conflicts that have caused Venture executives to be unavailable for a call on December 20.

         Participating in the call on behalf of Venture will be James E. Butler, Executive Vice President.

         Venture will endeavor to answer as many questions as possible during the conference call, however, Venture requests that participants submit their questions prior to the conference call, via e-mail to pressquestions@ventureindustries.com, in order to allow more participants to ask questions and to permit Venture to provide as much information as possible during the call. Venture requests that each participant ask only one question at a time to allow as many participants as possible to participate. While Venture will attempt to answer as many questions as possible, not all questions can be answered.

         There will not be any replay of the conference call available following the call.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        VENTURE HOLDINGS COMPANY LLC
                                        VEMCO, INC.
                                        VENTURE INDUSTRIES CORPORATION
                                        VENTURE MOLD & ENGINEERING CORPORATION
                                        VENTURE LEASING COMPANY
                                        VEMCO LEASING, INC.
                                        VENTURE HOLDINGS CORPORATION
                                        VENTURE SERVICE COMPANY
                                        EXPERIENCE MANAGEMENT LLC
                                        VENTURE EUROPE, INC.
                                        VENTURE EU CORPORATION


Date: December 19, 2002                 By: /s/ James E. Butler
                                           -------------------------------------
                                            James E. Butler
                                            Executive Vice President













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